BLACKROCK FUNDS IV

BlackRock Alternative Capital Strategies Fund

(the “Fund”)

Supplement dated October 15, 2018 to the Statement of Additional Information (“SAI”) of the Fund, dated August 10, 2018

Effective October 1, 2018, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Tom Parker, CFA, Scott Radell and Jeffrey Rosenberg, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Parker, CFA	0 $0	27 $8.55 Billion	0 $0	0 $0	0 $0	0 $0
Scott Radell	100 $285.36 Billion	6 $2.78 Billion	8 $3.98 Billion	0 $0	0 $0	0 $0
Jeffrey Rosenberg, CFA*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided for Mr. Rosenberg is as of October 1, 2018.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information provided for Mr. Rosenberg is as of October 1, 2018.

The table in the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Portfolio Manager	Benchmark
Tom Parker, CFA Jeffrey Rosenberg, CFA	ICE BofAML 3-Month U.S. Treasury Bill Index, Citigroup 3-Month U.S. Treasury Bill Index.
Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund Beneficially Owned
Tom Parker, CFA	None
Scott Radell	$100,001-$500,000
Jeffrey Rosenberg, CFA*	None

*	Information provided for Mr. Rosenberg is as of October 1, 2018.

The last two sentences in the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Parker, Radell and Rosenberg may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Parker, Radell and Rosenberg may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

* * *

Shareholders should retain this Supplement for future reference.

SAIIV-ACS-1018SUP